UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 29, 2003


                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   000-16569                  95-3866450
(State or other             (Commission                 (IRS Employer
 jurisdiction of            File Number)                Identification No.)
 incorporation)


                              17075 Newhope Street
                        Fountain Valley, California 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                                       N/A
          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 as contemplated by SEC Release No. 33-8216. On April 28, 2003, CAM Commerce Solutions Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.



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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CAM COMMERCE SOLUTIONS, INC.
                                            ----------------------------
                                            (Registrant)



Date:  April 29, 2003                        /s/ Paul Caceres
                                            -----------------
                                            Paul Caceres
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number            Description

99.1 Press release, dated April 28, 2003, issued by CAM Commerce Solutions Corporation



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